                                 [PIONEER LOGO]





  PIONEER
  MID-CAP
  FUND


SEMIANNUAL REPORT 3/31/98

    TABLE OF CONTENTS
   --------------------------------------------------------------------

      Letter from the Chairman                                      1

      Portfolio Summary                                             2

      Performance Update                                            3

      Portfolio Management Discussion                               6

      Schedule of Investments                                       9

      Financial Statements                                         14

      Notes to Financial Statements                                20

      Report of Independent Public Accountants                     24

      Trustees, Officers and Service Providers                     25

      Programs and Services for Pioneer Shareowners                26

      Retirement Plans from Pioneer                                28

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 3/31/98
   -----------------------------------------------------------------------------


     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     I am pleased to introduce this semiannual report for Pioneer Mid-Cap Fund, covering the six months ended March 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

     The United States' economic news continued to be positive, propelling the domestic stock market to yet another series of record highs. Large-capitalization stocks were the big winners, with the Dow Jones Industrial Average returning nearly 12% as concerns about the Asian crisis drew investors toward the safety of U.S. "blue chip" companies.

     While the mid-sized stocks of the type found in your Fund have not kept up with larger stocks, history tells us that markets are cyclical. While it is impossible to predict the direction of the markets with any degree of certainty, the fact remains that large company stocks' record-breaking pace has pushed that group's average price-to-earnings ratio to an all-time high. Smaller stocks, on the other hand, are trading at lower ratios. It would not be surprising to see a new trend emerge, with small- and mid-capitalization issues taking leadership positions as investors search for more reasonable valuations.

     We believe that by using a disciplined approach to choosing stocks - purchasing stocks for the right reasons at reasonable prices - we can provide the best opportunity for positive long-term results. Investors who maintain a diversified portfolio with a long-term perspective should be able to weather any short-term risks the market may pose.

     I encourage you to read on to learn more about Pioneer Mid-Cap Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


   Respectfully,


   /s/ John F. Cogan, Jr.

   John F. Cogan, Jr.,
   Chairman and President

     PIONEER MID-CAP FUND
   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 3/31/98
   -----------------------------------------------------------------------------


     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)


                                  [PIE CHART]



                      U.S. Common Stocks             99.5%
                      Short-Term Cash Equivalents     0.5%



    SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
    (As a percentage of equity holdings)


                                  [PIE CHART]


                      Technology                     27%
                      Consumer Cyclicals             23%
                      Financial                      20%
                      Healthcare                     10%
                      Energy                          7%
                      Capital Goods                   5%
                      Communication Services          4%
                      Consumer Staples                4%



     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  HBO & Co.                    2.74%   6.  Compuware Corp.              2.33%
       2.  Williams-Sonoma, Inc.        2.73    7.  Sterling Commerce, Inc.      2.19
       3.  AccuStaff, Inc.              2.61    8.  Bed Bath & Beyond Inc.       2.18
       4.  Global Industries, Ltd.      2.56    9.  LCI International, Inc.      2.18
       5.  Parametric Technology Co.    2.52   10.  Cendant Corp.                2.10

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 3/31/98                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/98      9/30/97
                             $21.53     $23.39

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/97 - 3/31/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -        $3.354

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------

 [boxed text]

                   AVERAGE ANNUAL TOTAL RETURNS
                   (As of March 31, 1998)


                               NET ASSET   PUBLIC OFFERING
                   PERIOD        VALUE         PRICE
                   10 Years      13.66%        12.99%
                   5 Years       12.24         10.92
                   1 Year        42.97         34.78


                   * Reflects deduction of the maximum
                   5.75% sales charge at the beginning
                   of the period and assumes reinvest-
                   ment of distributions at net aset
                   value.
            -----------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.

[mountain chart]

                              -----------------
                              GROWTH OF $10,000
                              -----------------

                                                  Standard & Poor's
                      Pioneer Mid-Cap Fund*       MidCap 400 Index

               3/31/88       9,425                     10,000
               3/31/89      11,210                     11,705
               3/31/90      12,369                     14,023
               3/31/91      12,991                     16,874
               3/31/92      15,971                     20,488
               3/31/93      19,033                     23,791
               3/31/94      20,233                     25,249
               3/31/95      20,756                     27,373
               3/31/96      24,205                     35,150
               3/31/97      23,714                     38,878
               3/31/98      33,904                     57,904



The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

 The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 3/31/98                               CLASS B SHARES
   -----------------------------------------------------------------------------


    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/98      9/30/97
                             $20.94     $22.98

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/97 - 3/31/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -        $3.354

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
[boxed text]


                   AVERAGE ANNUAL TOTAL RETURNS
                   (As of March 31, 1998)


                                   IF            IF
                   PERIOD         HELD        REDEEMED*
                   Life-of-Fund  18.17%        17.02%
                   (2/1/96)
                   1 Year        41.12         37.12


                   * Reflects deduction of the maximum
                   applicable contingent deferred sales
                   charge (CDSC) at the end of the
                   period and assumes reinvestment
                   of distributions. The maximum CDSC
                   of 4% declines over six years.
            -----------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

[mountain chart]

                              -----------------
                              GROWTH OF $10,000+
                              -----------------

                                                  Standard & Poor's
                      Pioneer Mid-Cap Fund*       MidCap 400 Index

            2/29/96         10,000                     10,000
            3/31/96         10,254                     10,147
            6/30/96         10,355                     10,440
            9/30/96         10,765                     10,741
           12/31/96         11,174                     11,391
            3/31/97          9,956                     11,224
            6/30/97         11,079                     12,871
            9/30/97         12,904                     14,938
           12/31/97         11,809                     15,061
            331//98         13,750                     16,716


+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 3/31/98                               CLASS C SHARES
   -----------------------------------------------------------------------------


    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/98      9/30/97
                             $21.34     $23.33

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/97 - 3/31/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -        $3.354

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
   [boxed text]

                   AVERAGE ANNUAL TOTAL RETURNS
                   (As of March 31, 1998)


                                   IF            IF
                   PERIOD         HELD        REDEEMED
                   Life-of-Fund  18.90%        18.90%
                   (2/1/96)
                   1 Year        42.65         42.65


                   * Assumes reinvestment of distribu-
                   tions. A 1% contingent deferred
                   sales charge (CDSC) is deducted at
                   the end of the period for redemp-
                   tions made within one year of
                   purchase.
            -----------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

[mountain chart]

                              -----------------
                              GROWTH OF $10,000+
                              -----------------

                                                  Standard & Poor's
                      Pioneer Mid-Cap Fund*       MidCap 400 Index

             2/29/96        10,000                     10,000
             3/31/96        10,254                     10,147
             6/30/96        10,381                     10,440
             9/30/96        10,795                     10,741
            12/31/96        11,198                     11,391
             3/31/97         9,982                     11,224
             6/30/97        11,215                     12,871
             9/30/97        13,069                     14,938
            12/31/97        11,971                     15,061
             3/31/98        14,240                     16,716


+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.5 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/98
   -----------------------------------------------------------------------------


    DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

     The past six months were challenging, and at times frustrating, for mid-cap investors as large capitalization stocks, like those found in the record-setting Standard & Poor's 500 Index, again outperformed mid-capitalization stocks. For the first half of its fiscal year, the six months ending March 31, 1998, Pioneer Mid-Cap Fund's Class A Shares generated a total return of 9.54% at net asset value. In comparison, total return was 11.91% for the Standard & Poor's Midcap 400 Index, and 17.18% for the Standard & Poor's 500 Index.

     ASIAN TURMOIL SPARKS SHIFT IN PORTFOLIO
     We saw significant market volatility in the United States in this period, sparked when several Asian economies collapsed in late October and struggled through early 1998. As the number of imprudent loans and investments made in and to Asia over the past few years grew apparent, stocks around the world declined as investors became wary of the potential global impact on earnings and the possibility of a regional or global recession.

     When the difficulties surfaced, the Fund held a significant number of stocks whose outlook depended upon exports, including exports to Asia. In late 1997 and early 1998, we moved out of these, and increased our attention to companies that focus on U.S. customers. Our judgment was - and remains - that the structural problems in Asia are likely to be long-lasting and will reduce foreign demand for U.S. products, especially capital goods. In addition, we expect a drop in demand from Asia to result in excess inventory and production capacity for many globally traded goods. We think this, in turn, could significantly drive down prices and cut profit margins for manufacturers. As a result, we sold out of trade-sensitive capital spending companies such as KLA Instruments and Sun Microsystems.

     FOCUSING ON SERVICE PROVIDERS
     We also believe the U. S. economy - particularly consumer spending - is strong enough to safeguard against a domestic recession, for the near future at least. Given our outlook, in November we decided that the most appropriate emphasis for the portfolio would

     PIONEER MID-CAP FUND

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

     be companies that offer services to our domestic market, rather than providing goods or services abroad.

     The key to this shift was the difference in pricing between goods and services. Although general data show inflation slowing, most service sectors have been increasing prices. Trained people are scarce in the United States,
     allowing high value-added
     service companies to bump
     up pricing by 3 to 5%
     annually. In contrast,
     manufacturers have often
     had to reduce prices to                      [CHART OMITTED]
     compete with imports. The
     adjacent chart shows that,
     in the United States, the
     service sector has been
     able to sustain or
     increase prices, while
     prices of goods are now
     dropping due to foreign
     competition.

     ---------------------------------------------------------------
     CHART:

     PRICES OF GOODS AND SERVICES
     ----------------------------

                              GOODS           SERVICES
                               2.3%              3.8%
                               2.5               4
                               2.4               4
                               2.6               4.1
                               2.6               4.2
                               2.3               4.2
                               1.9               4.2
                               1.6               4
                               1.5               4.2
                               1.4               4.2
                               1.9               4.1
                               1.8               3.9
                               2.4               4
                               2.6               3.9
                               2.6               3.8
                               2.4               3.6
                               2.5               3.7
                               2.3               3.6
                               2.6               3.8
                               2.8               3.8
                               3.2               3.7
                               3.2               3.7
                               2.6               3.8
                               2.8               4
                               2                 3.8
                               1.5               3.6
                               1.2               3.7
                               1.1               3.7
                               1.1               3.5
                               1.4               3.4
                               1.3               3.1
                               0.9               3
                               0.6               2.9
                               0.2               3.1
                               0.1               2.9
                              -0.1               3.2
                              -0.3               3

               Source: International Strategy and Investor
               Group, Bureau of Labor Statistics
     ---------------------------------------------------------------

     The Fund has had significant holdings in service industries for some time, particularly healthcare and financial service companies that focus on the needs of our aging population. In the final months of 1997 and early in 1998, we added to these sectors. We also added new exposure to other service-related industries -- communications, waste disposal, business outsourcing, computer services and retail.


     IMPROVING PERFORMANCE IN SECOND QUARTER
     Things began to look up for your Fund as the first months of 1998 unfolded. Domestically focused service businesses generally met or exceeded profit expectations, while many manufacturers reported lower volumes, prices or profits. The portfolio recovered the losses of the fourth quarter, and continued to produce gains through March. The largest gains came in computer services, retail and business service companies including HBO & Co., AccuStaff, Bed Bath & Beyond and Williams-Sonoma. We are encouraged by this show of performance from the realigned portfolio.

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/98  (CONTINUED)
   -----------------------------------------------------------------------------


     LOOKING FORWARD
     We expect service companies to outpace the broad market for the immediate future. However, policy adjustments in Asia appear to be moving ahead. Although structural problems of their financial systems likely will prevent rapid growth this year, the cumulative effect of policy actions may allow Asian economies to show improvement next year. If they do, we may again readjust the portfolio to include more export-based U.S. companies. Until then, we think the Fund is well positioned. We also recognize other risks, such as acceleration of the U. S. economy, rising inflation or a change in policy by the Federal Reserve.

     After all is said and done, we still believe medium-sized, high-growth U.S. companies offer some of the most attractive aggressive equity investments available today, if viewed with a long-term perspective. You should expect periods of short-term volatility in today's investment environment, but we believe, and history has shown, that perserverance can provide extraordinary investment opportunities.

    Respectfully,


    /s/ Steven C. Carhart

    Steven C. Carhart,
    Portfolio Manager

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/98
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMMON STOCKS - 99.5%
               CAPITAL GOODS - 5.0%
               MACHINERY (DIVERSIFIED) - 1.6%
    600,000    AGCO Corp.                                                  $   17,812,500
                                                                           --------------
               MANUFACTURING (DIVERSIFIED) - 1.7%
    389,700    Harsco Corp.                                                $   17,901,844
                                                                           --------------
               WASTE MANAGEMENT - 1.7%
    400,000    USA Waste Services, Inc.*                                   $   17,825,000
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $   53,539,344
                                                                           --------------
               COMMUNICATION SERVICES - 4.7%
               TELECOMMUNICATIONS (LONG DISTANCE) - 3.1%
    600,000    LCI International, Inc.*                                    $   23,100,000
    425,000    Tel-Save Holdings, Inc.*                                         9,668,750
                                                                           --------------
                                                                           $   32,768,750
                                                                           --------------
               TELEPHONE - 1.6%
    750,000    Mobile Telecommunication Technologies Corp.*                $   16,781,250
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $   49,550,000
                                                                           --------------
               CONSUMER CYCLICALS - 22.7%
               HOMEBUILDING - 1.5%
    800,000    Clayton Homes, Inc.                                         $   16,200,000
                                                                           --------------
               RETAIL (COMPUTERS & ELECTRONICS) - 1.6%
    250,000    Best Buy Co., Inc.*                                         $   16,656,250
                                                                           --------------
               RETAIL (DEPARTMENT STORES) - 1.2%
    500,000    Saks Holdings, Inc.*                                        $   12,500,000
                                                                           --------------
               RETAIL (DISCOUNTERS) - 1.6%
    400,000    Consolidated Stores Corp.*                                  $   17,175,000
                                                                           --------------
               RETAIL (SPECIALTY) - 11.1%
    400,000    AutoZone, Inc.*                                             $   13,550,000
    500,000    Bed Bath & Beyond Inc.*                                         23,093,750
    400,000    General Nutrition Companies, Inc.*                              15,900,000
    700,000    Office Depot, Inc.*                                             21,787,500
    200,000    Payless ShoeSource, Inc.*                                       15,050,000
    500,000    Williams-Sonoma, Inc.*                                          28,937,500
                                                                           --------------
                                                                           $  118,318,750
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/98                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               SERVICES (COMMERCIAL & CONSUMER) - 5.7%
    560,000    Cendant Corp.*                                              $   22,190,000
    400,000    Quintiles Transnational Corp.*                                  19,275,000
    350,000    Stewart Enterprises, Inc.                                       19,468,750
                                                                           --------------
                                                                           $   60,933,750
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  241,783,750
                                                                           --------------
               CONSUMER STAPLES - 3.9%
               DISTRIBUTORS (FOOD & HEALTH) - 1.3%
    150,000    Cardinal Health, Inc.                                       $   13,228,125
                                                                           --------------
               SERVICES (EMPLOYMENT) - 2.6%
    800,000    AccuStaff, Inc.*                                            $   27,600,000
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $   40,828,125
                                                                           --------------
               ENERGY - 7.2%
               OIL & GAS (DRILLING & EQUIPMENT) - 5.7%
    300,000    Camco International, Inc.                                   $   18,150,000
    250,000    Cooper Cameron Corp.*                                           15,093,750
  1,330,000    Global Industries, Ltd.*                                        27,098,750
                                                                           --------------
                                                                           $   60,342,500
                                                                           --------------
               OIL & GAS (REFINING & MARKETING) - 1.5%
    400,000    Sun Company, Inc.                                           $   16,350,000
                                                                           --------------
               TOTAL ENERGY                                                $   76,692,500
                                                                           --------------
               FINANCIAL - 19.6%
               BANKS (REGIONAL) - 1.2%
    300,000    SouthTrust Corp.                                            $   12,562,500
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 3.4%
    575,000    Amresco, Inc.*                                              $   18,831,250
    300,000    Equitable Companies, Inc.                                       16,931,250
                                                                           --------------
                                                                           $   35,762,500
                                                                           --------------
               INSURANCE (LIFE/HEALTH) - 1.6%
    300,000    Conseco, Inc.                                               $   16,987,500
                                                                           --------------

10   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               INSURANCE (PROPERTY-CASUALTY) - 4.9%
    240,200    Allmerica Financial Corp.                                   $   15,342,775
    200,000    Chubb Corp.                                                     15,675,000
    150,000    Exel Ltd.                                                       11,625,000
    200,000    Partner Re Ltd.                                                  9,825,000
                                                                           --------------
                                                                           $   52,467,775
                                                                           --------------
               INVESTMENT BANKING/BROKERAGE - 0.9%
    231,700    Edwards (A.G.), Inc.                                        $   10,136,875
                                                                           --------------
               INVESTMENT MANAGEMENT - 4.0%
    390,000    Franklin Resources, Inc.                                    $   20,670,000
    315,000    T. Rowe Price Associates, Inc.                                  22,168,125
                                                                           --------------
                                                                           $   42,838,125
                                                                           --------------
               SAVINGS & LOAN COMPANIES - 3.6%
    200,000    Astoria Financial Corp.                                     $   12,362,500
    200,000    Charter One Financial, Inc.                                     13,387,500
    440,000    Washington Federal, Inc.                                        12,210,000
                                                                           --------------
                                                                           $   37,960,000
                                                                           --------------
               TOTAL FINANCIAL                                             $  208,715,275
                                                                           --------------
               HEALTHCARE - 9.8%
               BIOTECHNOLOGY - 1.6%
    700,000    BioChem Pharma Inc.*                                        $   16,931,250
                                                                           --------------
               HEALTHCARE (DRUGS-GENERIC & OTHER) - 1.7%
    500,000    Watson Pharmaceuticals, Inc.*                               $   18,000,000
                                                                           --------------
               HEALTHCARE (HOSPITAL MANAGEMENT) - 2.0%
    750,000    Health Management Associates, Inc.*                         $   21,468,750
                                                                           --------------
               HEALTHCARE (LONG TERM CARE) - 1.9%
    500,000    Integrated Health Services, Inc.                            $   19,656,250
                                                                           --------------
               HEALTHCARE (SPECIALIZED SERVICES) - 2.6%
    200,000    Lincare Holdings Inc.*                                      $   14,125,000
    300,100    Pediatrix Medical Group, Inc.*                                  13,954,650
                                                                           --------------
                                                                           $   28,079,650
                                                                           --------------
               TOTAL HEALTHCARE                                            $  104,135,900
                                                                           --------------
               TECHNOLOGY - 26.6%
               COMMUNICATIONS EQUIPMENT - 1.9%
    700,000    Adtran, Inc.*                                               $   20,781,250
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/98                             (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               COMPUTERS (PERIPHERALS) - 1.8%
    500,000    EMC Corp.*                                                  $   18,906,250
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 14.2%
    200,000    BMC Software, Inc.*                                         $   16,762,500
    500,000    Compuware Corp.*                                                24,687,500
    480,000    HBO & Co.                                                       28,980,000
    800,000    Parametric Technology Co.*                                      26,650,000
    500,000    Sterling Commerce, Inc.*                                        23,187,500
    400,000    The Vantive Corp.*                                              14,625,000
    400,000    Wind River Systems*                                             15,900,000
                                                                           --------------
                                                                           $  150,792,500
                                                                           --------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 3.5%
  1,300,000    DSP Communications, Inc.*                                   $   22,181,250
    500,000    Gemstar International Group Ltd.*                               15,000,000
                                                                           --------------
                                                                           $   37,181,250
                                                                           --------------
               ELECTRONICS (SEMICONDUCTORS) - 3.4%
    600,000    Analog Devices, Inc.*                                       $   19,950,000
    280,000    Etec Systems, Inc.*                                             16,520,000
                                                                           --------------
                                                                           $   36,470,000
                                                                           --------------
               SERVICES (COMPUTER SERVICES) - 1.8%
    300,000    Fiserv, Inc.*                                               $   19,012,500
                                                                           --------------
               TOTAL TECHNOLOGY                                            $  283,143,750
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $755,224,102)                                         $1,058,388,644
                                                                           --------------

12   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                       VALUE
               TEMPORARY CASH INVESTMENT - 0.5%
               COMMERCIAL PAPER - 0.5%
$ 4,956,000    Prudential Funding Corp., 5.9%, 4/1/98                      $    4,956,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $4,956,000)                                           $    4,956,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $760,180,102)(a)                                      $1,063,344,644
                                                                           --------------

    *  Non-income producing security.
    (a) At March 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $760,180,102 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost     $  313,641,505

       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value        (10,476,963)
                                                              --------------
        Net unrealized gain                                   $  303,164,542
                                                              ==============

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 1998, aggregated $575,893,737 and $643,164,182, respectively.

 The accompanying notes are an integral part of these financial statements.  13

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 3/31/98
--------------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
       cash investment of $4,956,000) (cost $760,180,102)         $1,063,344,644
     Cash                                                                    378
     Receivables -
        Investment securities sold                                     4,680,759
        Fund shares sold                                                 828,610
        Dividends and interest                                           271,583
     Other                                                                21,086
                                                                  --------------
           Total assets                                           $1,069,147,060
                                                                  --------------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                   $    1,213,393
     Due to affiliates                                                 1,046,165
     Accrued expenses                                                     95,137
                                                                  --------------
           Total liabilities                                      $    2,354,695
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $  666,368,393
     Accumulated net investment loss                                  (1,880,436)
     Accumulated undistributed net realized gain on
       investments                                                    99,139,866
     Net unrealized gain on investments                              303,164,542
                                                                  --------------
           Total net assets                                       $1,066,792,365
                                                                  ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $1,059,578,881/49,213,183 shares)          $        21.53
                                                                  ==============
     Class B (based on $5,533,136/264,289 shares)                 $        20.94
                                                                  ==============
     Class C (based on $1,680,348/78,740 shares)                  $        21.34
                                                                  ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        22.84
                                                                  ==============

14   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 3/31/98
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
    Dividends                                                $1,566,734
    Interest                                                    501,577
                                                             ----------
          Total investment income                                             $  2,068,311
                                                                              ------------
 EXPENSES:
    Management fees
       Basic fee                                             $3,052,449
       Performance adjustment                                  (974,392)
    Transfer agent fees
       Class A                                                  690,974
       Class B                                                    7,902
       Class C                                                    1,890
    Distribution fees
       Class A                                                  918,900
       Class B                                                   21,805
       Class C                                                    5,099
    Accounting                                                   44,568
    Custodian fees                                              123,432
    Registration fees                                            52,824
    Professional fees                                            28,678
    Printing                                                     18,658
    Fees and expenses of nonaffiliated trustees                  13,430
    Miscellaneous                                                22,457
                                                             ----------
          Total expenses                                                      $  4,028,674
          Less fees paid indirectly                                                (79,927)
                                                                              ------------
          Net expenses                                                        $  3,948,747
                                                                              ------------
             Net investment loss                                              $ (1,880,436)
                                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                          $101,865,821
    Change in net unrealized gain on investments                               (10,530,583)
                                                                              ------------
       Net gain on investments                                                $ 91,335,238
                                                                              ------------
       Net increase in net assets resulting from operations                   $ 89,454,802
                                                                              ============

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
     FOR THE SIX MONTHS ENDED 3/31/98 AND THE YEAR ENDED 9/30/97

                                                             SIX MONTHS
                                                               ENDED          YEAR ENDED
                                                              3/31/98          9/30/97
 FROM OPERATIONS:
 Net investment loss                                       $   (1,880,436)  $   (3,467,940)
 Net realized gain on investments                             101,865,821      145,154,691
 Change in net unrealized gain on investments                 (10,530,583)      50,131,527
                                                           --------------   --------------
       Net increase in net assets resulting from
          operations                                       $   89,454,802   $  191,818,278
                                                           --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain:
       Class A ($3.35 and $1.88 per share, respectively)   $ (147,104,880)  $  (87,842,235)
       Class B ($3.35 and $1.88 per share, respectively)         (627,640)        (268,625)
       Class C ($3.35 and $1.88 per share, respectively)         (146,941)         (30,516)
                                                           --------------   --------------
             Total distributions to shareholders           $ (147,879,461)  $  (88,141,376)
                                                           --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                          $   48,472,566   $   59,240,966
 Reinvestment of distributions                                139,942,753       83,823,606
 Cost of shares repurchased                                  (117,642,977)    (205,791,720)
                                                           --------------   --------------
       Net increase (decrease) in net assets resulting
          from fund share transactions                     $   70,772,342   $  (62,727,148)
                                                           --------------    -------------
       Net increase in net assets                          $   12,347,683   $   40,949,754
 NET ASSETS:
 Beginning of period                                        1,054,444,682    1,013,494,928
                                                           --------------   --------------
 End of period (including accumulated net investment loss
   of $1,880,436 and $0, respectively)                     $1,066,792,365   $1,054,444,682
                                                           ==============   ==============

                                      '98 SHARES    '98 AMOUNT     '97 SHARES    '97 AMOUNT
 CLASS A
 Shares sold                           2,175,977   $  44,364,402    2,537,678   $  52,927,652
 Reinvestment of distributions         7,889,373     139,247,420    4,247,313      83,544,664
 Less shares repurchased              (5,683,589)   (114,557,934)  (9,688,258)   (199,441,074)
                                      ----------   -------------   ----------   -------------
         Net increase (decrease)       4,381,761   $  69,053,888   (2,903,267)  $ (62,968,758)
                                      ==========   =============   ==========   =============
 CLASS B
 Shares sold                             147,575   $   3,060,985      274,224   $   5,805,282
 Reinvestment of distributions            33,678         579,591       13,072         255,304
 Less shares repurchased                (136,481)     (2,847,138)    (302,811)     (6,113,758)
                                      ----------   -------------   ----------   -------------
         Net increase (decrease)          44,772   $     793,438      (15,515)  $     (53,172)
                                      ==========   =============   ==========   =============
 CLASS C
 Shares sold                              52,242   $   1,047,179       24,401   $     508,032
 Reinvestment of distributions             6,599         115,742        1,204          23,638
 Less shares repurchased                 (12,341)       (237,905)     (11,303)       (236,888)
                                      ----------   -------------   ----------   -------------
         Net increase                     46,500   $     925,016       14,302   $     294,782
                                      ==========   =============   ==========   =============

16    The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/98
--------------------------------------------------------------------------------

                                                SIX MONTHS
                                                  ENDED          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                          3/31/98          9/30/97       9/30/96       9/30/95       9/30/94       9/30/93
Net asset value, beginning of period           $    23.39        $   21.12    $    21.48     $   19.92     $   21.12      $  18.03
                                               ----------        ---------    ----------     ---------     ---------       -------
Increase (decrease) from investment
  operations:
   Net investment income (loss)                $    (0.04)      $    (0.08)         0.18    $     0.24    $     0.24    $     0.28
   Net realized and unrealized gain on
  investments                                        1.53             4.23          1.47          2.70          0.32          3.72
                                               ----------       ----------    ----------    ----------    ----------    ----------
      Net increase from investment operations  $     1.49       $     4.15    $     1.65    $     2.94    $     0.56    $     4.00
Distributions to shareholders:
   Net investment income                                -                -         (0.30)        (0.23)        (0.25)        (0.29)
   Net realized gain                                (3.35)           (1.88)        (1.71)        (1.15)        (1.51)        (0.62)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value     $    (1.86)      $     2.27    $    (0.36)   $     1.56    $    (1.20)   $     3.09
                                               ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                 $    21.53       $    23.39    $    21.12    $    21.48    $    19.92    $    21.12
                                               ==========       ==========    ==========    ==========    ==========    ==========
Total return*                                        9.54%           21.36%         8.61%        16.24%         2.62%        22.82%
Ratio of net expenses to average net assets          0.82%**+         0.87%+        0.90%+        0.85%+        0.86%         0.84%
Ratio of net investment income (loss) to
  average net assets                                (0.40)%**+       (0.37)%+       0.85%+        1.18%+        1.19%         1.43%
Portfolio turnover rate                               120%**            63%           75%           19%           15%           18%
Average brokerage commission per share         $   0.0586       $   0.0575    $   0.0527             -             -             -
Net assets, end of period (in thousands)       $1,059,579       $1,048,648    $1,008,177    $1,082,154    $1,017,233    $1,019,059
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                      0.80%**          0.85%         0.88%            -             -              -
   Net investment income (loss)                     (0.38)%**        (0.35)%        0.87%            -             -              -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 3/31/98
--------------------------------------------------------------------------------

                                        SIX MONTHS
                                          ENDED       YEAR ENDED    2/1/96 TO
CLASS B                                  3/31/98       9/30/97       9/30/96
Net asset value, beginning of period     $ 22.98       $ 21.02       $ 19.28
                                        --------      --------      --------
Increase (decrease) from investment
   operations:
   Net investment income (loss)          $ (0.11)      $ (0.22)      $  0.12
   Net realized and unrealized
      gain on investments                   1.42          4.06          1.78
                                        ---------     ---------     ---------
      Net increase from investment
         operations                      $  1.31       $  3.84       $  1.90
Distributions to shareholders:
   Net investment income                       -             -         (0.16)
   Net realized gain                       (3.35)        (1.88)            -
                                        ---------     ---------     ---------
Net increase (decrease) in net asset
   value                                 $ (2.04)      $  1.96       $  1.74
                                        ---------     ---------     ---------
Net asset value, end of period           $ 20.94       $ 22.98       $ 21.02
                                        =========     =========     =========
Total return*                               8.88%        19.87%         9.88%
Ratio of net expenses to average net
   assets                                   1.85%**+      2.00%+        1.68%**+
Ratio of net investment loss to
   average net assets                      (1.43)%**+    (1.51)%+      (0.26)%**+
Portfolio turnover rate                      120%**         63%           75%
Average brokerage commission per share   $0.0586       $0.0575       $0.0527
Net assets, end of period (in
   thousands)                            $ 5,533       $ 5,045       $ 4,939
Ratios assuming reduction for fees
   paid indirectly:
   Net expenses                             1.80%**       1.96%         1.66%**
   Net investment loss                     (1.38)%**     (1.47)%       (0.24)%**


 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return
      would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

18   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 3/31/98
--------------------------------------------------------------------------------

                                        SIX MONTHS
                                          ENDED       YEAR ENDED    2/1/96 TO
CLASS C                                  3/31/98       9/30/97       9/30/96
Net asset value, beginning of period     $ 23.33       $ 21.12       $ 19.28
                                         --------      --------      --------
Increase (decrease) from investment
   operations:
   Net investment income (loss)          $ (0.09)      $ (0.20)      $  0.03
   Net realized and unrealized
      gain on investments                   1.45          4.29          1.93
                                         --------      --------      --------
      Net increase from investment
         operations                      $  1.36       $  4.09       $  1.96
Distributions to shareholders:
   Net investment income                   -             -             (0.12)
   Net realized gain                       (3.35)        (1.88)        -
                                         --------      --------      --------
Net increase (decrease) in net asset
   value                                 $ (1.99)      $  2.21       $  1.84
                                         --------      --------      --------
Net asset value, end of period           $ 21.34       $ 23.33       $ 21.12
                                         ========      ========      ========
Total return*                               8.96%        21.07%        10.18%
Ratio of net expenses to
   average net assets                       1.84%**+      1.91%+        1.96%**+
Ratio of net investment loss to
   average net assets                      (1.41)%**+    (1.43)%+      (0.29)%**+
Portfolio turnover rate                      120%**         63%           75%
Average brokerage commission per share   $0.0586       $0.0575       $0.0527
Net assets, end of period (in
   thousands)                            $ 1,680       $   752       $   379
Ratios assuming reduction for fees
   paid indirectly:
   Net expenses                             1.80%**       1.87%         1.93%**
   Net investment loss                     (1.37)%**     (1.39)%       (0.26)%**

*    Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return
     would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements. 19

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/98
   -----------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securi-

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

       ties that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, incurred as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $52,326 in underwriting commissions on the sale of fund shares during the six months ended March 31, 1998.

    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/98                       (CONTINUED)
   -----------------------------------------------------------------------------

       amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of 60.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. For the six months ended March 31, 1998, the aggregate performance adjustment resulted in a reduction to the basic fee of $974,392. For the six months ended March 31, 1998, the net management fee was equivalent to 0.425% of average daily net assets.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 1998, $416,184 was payable to PMC related to management fees and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $166,016 in transfer agent fees payable to PSC at March 31, 1998.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares.

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

    Included in due to affiliates is $463,965 in distribution fees payable to PFD at March 31, 1998.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 1998, CDSCs in the amount of $7,367 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 1998, the Fund's expenses were reduced by $79,927 under such arrangements.

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
   -----------------------------------------------------------------------------

    TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER MID-CAP FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Mid-Cap Fund as of March 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Fund as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



    ARTHUR ANDERSEN LLP


    Boston, Massachusetts
    May 1, 1998

     PIONEER MID-CAP FUND

   -----------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   -----------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                         President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham                 President
      John W. Kendrick                   William H. Keough, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneering Management Corporation

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

   -----------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
   -----------------------------------------------------------------------------

    Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

    FACTFONE(SM)
    Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

    90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
    Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

    INVESTOMATIC PLAN
    An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

    PAYROLL INVESTMENT PROGRAM (PIP)
    Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    AUTOMATIC EXCHANGE PROGRAM

    A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

    DIRECTED DIVIDENDS
    Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

    DIRECT DEPOSIT
    Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

    SYSTEMATIC WITHDRAWAL PLAN (SWP)
    Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

    ----------------------------------------------------------------------
    RETIREMENT PLANS FROM PIONEER
    ----------------------------------------------------------------------

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176

    INDIVIDUAL RETIREMENT ACCOUNT (IRA)

    An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

    ROTH IRA

    The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

    401(K) PLAN

    The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

    SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
    401(K) OR IRA PLAN

    Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

      Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    ----------------------------------------------------------------------

    ----------------------------------------------------------------------


    401(B) PLAN

    Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

    SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

    SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

    PROFIT SHARING PLAN

    Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

    AGE-WEIGHTED PROFIT SHARING PLAN

    Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

    MONEY PURCHASE PENSION PLAN (MPP)

    Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

      Most retirement plan withdrawals must meet specific conditions to avoid penalties.

---------------------------------------------------------------------------
HOW TO CONTACT PIONEER
---------------------------------------------------------------------------


We are pleased to offer a variety of convenient ways for you to contact up for assistance or information.


CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                      1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                   1-800-225-4321

RETIREMENT PLANS INFORMATION                           1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-225-1997

WRITE TO US:

Pioneer Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                      1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                            ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEBSITE:                                     www.pioneerfunds.com






THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

[PIONEER LOGO] PIONEER FUND DISTRIBUTOR, INC.
               60 STATE STREET                                 0598-5104
               BOSTON, MASSACHUSETTS 02109    [copyright sign] Pioneer Funds Distributor, Inc.
               WWW.pioneerfunds.com           [recycling sign] Printed on Recycled Paper